UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K/A
 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 13, 2023

Invitae Corporation
(Exact name of the registrant as specified in its charter)

Delaware	001-36847	27-1701898
(State or other jurisdiction of	(Commission	(I.R.S. employer
incorporation or organization)	File Number)	identification number)
1400 16th Street, San Francisco, California 94103
(Address of principal executive offices, including zip code)
(415) 374-7782
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, $0.0001 par value per share	NVTA	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE
This Current Report on Form 8-K/A (this “Current Report”) amends the Current Report on Form 8-K filed by Invitae Corporation (the “Company”) with the Securities and Exchange Commission (the “SEC”) on December 14, 2023 (the “Original Report”) and is being filed in order to amend and supplement the Company’s disclosure under Item 2.05 of the Original Report. The Original Report otherwise remains unchanged.

Item 2.05	Costs Associated with Exit or Disposal Activities.
As previously announced, on December 13, 2023, the Company committed to a workforce reduction and other cost saving initiatives as part of the Company’s efforts to reduce operating expenses. At the time of the Original Report, the Company estimated that it would incur one-time severance related payments of approximately $10 million.

In addition to these charges, the Company has now determined an additional non-cash benefit related to stock-based compensation expense. Specifically, the Company expects to recognize a reversal of stock-based compensation expense of approximately $5.9 million, largely attributed to the modification of stock awards, in the quarter ended December 31, 2023.

Forward-Looking Statements

This Current Report on Form 8-K/A contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements relating to the Company’s strategic objectives and anticipated outcomes; and operational streamlining, cost reduction initiatives and their projected impact on the Company’s financial and operational performance. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially and reported results should not be considered as an indication of future performance. These risks and uncertainties include, but are not limited to: the availability of and need for capital; the ability to service the Company’s debt obligations; the successful execution and anticipated benefits of the divestiture and cost reduction strategies; potential unforeseen costs or challenges associated with these strategies; the risk that the disruption resulting from these activities may harm the Company’s business, market share or its relationship with customers or potential customers; the impact of inflation and the current economic environment on the Company’s business; and the other risks set forth in the reports filed by the Company in its Quarterly Report on Form 10-Q for the quarter ended September 30, 2023. These forward-looking statements speak only as of the date hereof, and Invitae Corporation disclaims any obligation to update these forward-looking statements.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: January 11, 2024

INVITAE CORPORATION

By:	/s/ Thomas R. Brida
Name:	Thomas R. Brida
Title:	General Counsel